UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2014

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in Charter)

Delaware	001-35262	16-1731691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Bryan Street, Suite 3700 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 750-1771

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Preliminary Note: Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), Hoover Energy Partners LP, a Delaware limited partnership (“HEP”), and Regency HEP LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Regency Sub”), entered into a Contribution Agreement (as amended, the “Contribution Agreement”), pursuant to which HEP has agreed to contribute to the Regency Sub (the “Contribution”) all of the issued and outstanding membership interests in (i) Hoover Energy Texas LLC, (ii) Hoover Energy Texas Crude LLC, (iii) Hoover Pecos River Limited Partner LLC and (iv) Hoover Pecos River General Partner LLC, all Texas limited liability companies (collectively, the “Subject Interests”) in exchange for cash and common units representing limited partner interests in the Partnership (“Common Units”). The Contribution Agreement and the transactions contemplated thereby were described in the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on December 22, 2013.

On February 3, 2014, the Partnership completed the transactions contemplated by the Contribution Agreement. The assets held and operated by the Subject Interests collectively comprise substantially all of HEP’s business, which includes crude oil gathering, transportation and terminaling, condensate handling, natural gas gathering, treating and processing, and water gathering and disposal services in the Southern Delaware Basin in West Texas.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the closing of the Contribution Agreement, the Partnership entered into the following agreements:

•	Registration Rights Agreement: On February 3, 2014, the Partnership entered into a registration rights agreement (the “HEP Registration Rights Agreement”) with HEP. Under the HEP Registration Rights Agreement, the Partnership granted to HEP certain registration rights, including rights to cause the Partnership to file with the SEC a shelf registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to resales of the Common Units to be acquired by HEP under the Contribution Agreement and certain “piggyback” registration rights. The HEP Registration Rights Agreement contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

•	Non-Competition Agreement: On February 3, 2014, the Partnership entered into a Non-Competition Agreement with HEP pursuant to which it agreed not to engage in certain specified competitive activities for specified periods after the completion of the transactions contemplated by the Contribution Agreement.

•

Escrow Agreement: On February 3, 2014, the Partnership and Regency Sub entered into an Escrow Agreement with HEP. Under the Escrow Agreement, 1,113,191 of the Common Units issued to HEP as partial consideration for the Subject Interest were deposited with an escrow agent as security to the Partnership and Regency Sub for a period of one year after the completion of the transactions contemplated by the Contribution Agreement, with respect to certain indemnification obligations of HEP under the Contribution Agreement. In addition, $2,000,000 of the cash consideration for the Subject Interest were deposited with an escrow agent as security to the Partnership and Regency Sub for a period of two years after the completion of the transactions contemplated by the Contribution Agreement, with respect to certain environmental indemnification obligations of HEP under the Contribution Agreement.

The foregoing summaries of the HEP Registration Rights Agreement, the Non-Competition Agreement and the Escrow Agreement described above do not purport to be complete, and are qualified in their entirety by reference to the full text of the HEP Registration Rights Agreement, the Non-Competition Agreement and the Escrow Agreement, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 3, 2014, the Partnership completed the transactions contemplated by the Contribution Agreement.

The consideration paid by the Partnership in exchange for the Contribution consisted of (1) the issuance of 4,040,471 Common Units to HEP and (2) the distribution of approximately $183.6 million in cash to HEP ($2,000,000 of which was deposited with an escrow agent pursuant to the Escrow Agreement).

The information set forth under Item 1.01 and Item 3.02 is hereby incorporated into this Item 2.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Contribution Agreement, upon closing of the Contribution, the Partnership issued, as a portion of the total consideration, 4,040,471 Common Units. The Common Units were issued pursuant to a private placement conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and the regulations promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On February 3, 2014, the Partnership issued a press release announcing the completion of the Contribution Agreement, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

A copy of the press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section. Neither the information contained in this Section 7.01 nor the information in the press release shall be deemed to be incorporated by reference into the filings of the Partnership under the Securities Act, except as set forth with respect thereto in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description

Exhibit 10.1	Registration Rights Agreement, dated as of February 3, 2014, by and between Hoover Energy Partners LP and Regency Energy Partners LP.

Exhibit 10.2	Non-Competition Agreement, dated as of February 3, 2014, by and among Regency Energy Partners LP, Regency HEP LLC and Hoover Energy Partners LP.

Exhibit 10.3	Escrow Agreement, dated as of February 3, 2014, by and among Regency Energy Partners LP, Regency HEP LLC, Hoover Energy Partners LP and Wells Fargo Bank, National Association, as escrow agent.

Exhibit 99.1	Regency Energy Partners LP Press Release dated February 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: February 5, 2014	By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Registration Rights Agreement, dated as of February 3, 2014, by and between Hoover Energy Partners LP and Regency Energy Partners LP.

Exhibit 10.2	Non-Competition Agreement, dated as of February 3, 2014, by and among Regency Energy Partners LP, Regency HEP LLC and Hoover Energy Partners LP.

Exhibit 10.3	Escrow Agreement, dated as of February 3, 2014, by and among Regency Energy Partners LP, Regency HEP LLC, Hoover Energy Partners LP and Wells Fargo Bank, National Association, as escrow agent.

Exhibit 99.1	Regency Energy Partners LP Press Release dated February 3, 2014.